VOYA MUTUAL FUNDS

Voya Emerging Markets Equity Dividend Fund

Voya Global Equity Dividend Fund

Voya Russia Fund

(each a “Fund” and collectively “Funds”)

Supplement dated April 10, 2015

to the Funds’ Current Prospectuses, Summary Prospectuses, and

Statement of Additional Information

Effective April 7, 2015, ING Investment Management Advisors B.V., the sub-adviser to each Fund, has been renamed to NNIP Advisors B.V. (“NNIP Advisors”). NNIP Advisors is part of NN Group N.V., a public traded corporation. NN Group N.V. is currently 54.6% owned by ING Groep N.V.

Effective immediately, all references to “ING Investment Management Advisors B.V.” and “IIMA” in the Funds’ current Prospectuses, Summary Prospectuses, and Statement of Additional Information are hereby deleted and replaced with “NNIP Advisors B.V.” and “NNIP Advisors,” respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE